Exhibit 1.1

OCULUS INNOVATIVE SCIENCES, INC.

UNDERWRITING AGREEMENT

 January ___, 2015

MAXIM GROUP LLC

405 Lexington Avenue

New York, NY 10174

As Representative of the Underwriters

named on Schedule A hereto

Ladies and Gentlemen:

Oculus Innovative Sciences, Inc., a Delaware corporation (the “Company”), agrees, subject to the terms and conditions set forth herein, with each of the underwriters listed on Schedule A hereto (collectively, the “Underwriters”), for whom Maxim Group LLC is acting as representative (in such capacity, the “Representative”), to sell and issue to the Underwriters an aggregate of 5,750,000 shares (the “Shares”) of common stock, par value $0.0001 per share, of the Company (the “Common Stock”), together with 4,312,500 warrants to purchase an aggregate of 4,312,500 shares of Common Stock at an exercise price equal to $___ per share (each a “Warrant” and collectively, the “Warrants”). Each Share shall be sold together with 0.75 of a Warrant to purchase one additional share of Common Stock and the Shares and Warrants shall be separately transferable immediately upon issuance. The offering and sale of Shares and Warrants contemplated by this underwriting agreement (this “Agreement”) is referred to herein as the “Offering.” The Shares and Warrants, together with any Option Securities (defined below), are referred to herein as the “Offered Securities.”

1.	Purchase, Sale and Delivery of Offered Securities.

(a) Purchase of Firm Securities. On the basis of the representations and warranties herein contained, and subject to the terms and conditions herein set forth, the Company agrees to issue and sell to each Underwriter, and each Underwriter agrees, severally and not jointly, to purchase from the Company, at a price of $_____ per Share together with one Warrant, at a price of $0.01 per Warrant (which prices reflect the underwriting discount specified in Section 3(a)(i) below) (the “Purchase Price”), that number of Offered Securities set forth in Schedule A opposite the name of such Underwriter (the “Firm Securities”).

(b) Payment and Delivery of Firm Securities. Delivery of the Firm Securities in a form reasonably acceptable to the Representative against payment of the applicable purchase price in federal funds by wire transfer to an account at a bank designated by the Company shall be made at 10:00 a.m., New York City time, on the third Business Day following the effective date (the “Effective Date”) of the Registration Statement (as defined below) (or the fourth Business Day following the Effective Date, if the Registration Statement is declared effective after 4:30 p.m.) or at such other time and place as shall be agreed upon by the Representative and the Company. The hour and date of delivery and payment for the Firm Securities is called the “First Closing Date.”

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(c) Purchase of Option Securities. Upon notice from the Representative given to the Company from time to time not more than 45 days subsequent to the date of the Final Prospectus (as defined below) the Underwriters may purchase an additional 862,500 Shares and/or 646,875 Warrants to purchase an additional 646,875 Shares (the “Option Securities”) at a purchase price of $___ per Share and $0.01 per Warrant (which reflects the underwriting discount specified in Section 3(a)(ii)). The Company agrees to sell to the Underwriters the number of Option Securities (Shares and/or Warrants) specified in such notice and the Underwriters agree, severally and not jointly, to purchase such Option Securities. No Option Securities shall be sold or delivered unless the Firm Securities previously have been, or simultaneously are, sold and delivered. The right to purchase the Option Securities or any potion thereof (the “Over-allotment Option”) may be exercised from time to time and, to the extent not previously exercised, may be surrendered and terminated at any time upon notice by the Representative to the Company. The Underwriters will be under no obligation to purchase any of the Option Securities prior to the exercise of the Over-allotment Option.

The Over-allotment Option may be exercised by the giving of oral notice to the Company from the Representative, which must be confirmed in writing by overnight mail, facsimile transmission or electronic mail setting forth the number of Option Securities to be purchased. Each time for the delivery of and payment for the Option Securities, being referred to herein as the “Option Closing Date,” which may be the First Closing Date (the First Closing Date and each Option Closing Date, if any, being sometimes referred to as a “Closing Date”), shall be determined by the Representative but shall be no later than five Business Days after the written notice of the election to exercise the Over-allotment Option is given.

(d) Payment and Delivery of Option Securities. Delivery of the Option Securities in a form reasonably acceptable to the Representative against payment of the applicable purchase price in federal funds by wire transfer to an account at a bank designated by the Company shall be made on each Option Closing Date to or as instructed by the Representative for the accounts of the several Underwriters.

2.          Offering by Underwriters. It is understood that the several Underwriters propose to offer the Firm Securities for sale to the public under the Securities Act of 1933, as amended (the “Securities Act”), upon the terms and conditions set forth in the Final Prospectus (as defined below). It is further understood that the Firm Securities are to be offered to the public initially at $___ for each Share together with 0.75 of a Warrant. It is further understood that the Option Securities shall be offered to the public initially at $___ per Share and $0.01 per Warrant. The price at which the Offered Securities shall be offered to the public shall be referred to as the “Public Offering Price.”

3.           Consideration; Payment of Expenses.

(a) In consideration of the services to be provided for hereunder, the Company shall pay to the Underwriters or their respective designees their pro rata portion (based on the number of Firm Securities purchased) of the following compensation with respect to the Offered Securities which they are offering:

(i) An underwriting discount applied at each Closing equal to eight percent (8%) of the Public Offering Price; and

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(ii) warrants, issued to the Representative or to such other parties designated by the Representative, to purchase an aggregate of 330,625 shares of Common Stock (the “Representative’s Warrants”) equal to five percent (5%) of the total number of Shares sold in the Offering, including the Over-Allotment Option. The Representative’s Warrants shall not be redeemable. The Representative’s Warrants shall be exercisable, in whole or in part, commencing 180 days from the Effective Date and expiring on the five-year anniversary of the Effective Date at an initial exercise price of $1.21 per share of Common Stock, which is equal to one hundred and ten percent (110%) of the Public Offering Price of the Offered Securities, and will have substantially similar terms as those Warrants sold in the offering, including any anti-dilution provisions. If no Warrants are sold in the offering, the Company may determine not to register such Representative’s Warrants. In such event, the Representative’s Warrants may be exercised as to all or a lesser number of shares of Common Stock, will provide for cashless exercise and will contain provisions for unlimited “piggyback” registration rights for a period of three years commencing six (6) months after the Effective Date at the Company’s expense. In addition, if the Registration Statement or any other registration statement registering the Representative’s Warrant and/or shares underlying such Representative’s Warrant is not effective at the time the Representative elects to exercise the Representative’s Warrants, then the Representative may exercise the Representative‘s Warrants on a cashless basis.

The Representative’s Warrants and the shares of Common Stock issuable upon exercise of the Representative’s Warrants, are hereinafter referred to collectively as the “Representative’s Securities” and the Offered Securities and the Representative’s Securities are collectively referred to as the “Securities.”

(b) Whether or not the transactions contemplated by this Agreement are consummated, the Company hereby agrees to pay all actual costs and expenses incident to the Offering (less $50,000, which amount was previously advanced to the Representative) (the “Advance”), including, without limitation:

(i) all fees and expenses in connection with the preparation, printing, formatting for EDGAR (including XBRL) and filing of the Registration Statement, Exchange Act Registration Statement, any Preliminary Prospectus (as defined below) and the Prospectus and any and all amendments and supplements thereto and other required filings with the Commission in connection with or as a result of the Offering, and the mailing and delivering of copies thereof to the Underwriters and dealers;

(ii) all fees and expenses in connection with filings with FINRA’s Public Offering System;

(iii) all fees, disbursements and expenses of the Company’s counsels and accountants in connection with the preparation and filing of the Registration Statement, the Exchange Act Registration Statement, the Preliminary Prospectus, the Disclosure Package, and the Final Prospectus prepared by or on behalf of, used by, or referred to by the Company and amendments and supplements to any of the foregoing;

(iv) all fees, expenses and disbursements relating to the registration or qualification of the Shares and Warrants for offering and sale under the “blue sky” securities laws of such states and other jurisdictions as the Representative may reasonably designate (including, without limitation, all filing and registration fees, and the fees and disbursements of Representative’s counsel with respect to such “blue sky” filings);

(v) all fees and expenses in connection with listing the Offered Securities on such stock exchange as the Company and Representative shall determine;

(vi) all fees, expenses and disbursements relating to background checks of the Company’s officers and directors;

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(vii) the costs and expenses of the Company relating to investor presentations on any “road show” undertaken in connection with the marketing of the offering of the Offered Securities, including, without limitation, expenses associated with the preparation or dissemination of any electronic roadshow, expenses associated with the production of road show slides and graphics, fees and expenses of any consultants engaged in connection with the road show presentations with the prior approval of the Company, travel and lodging expenses of the representatives and officers of the Company and any such consultants in connection with the road show (“Road Show Expenses”);

(viii) any stock transfer taxes incurred in connection with this Agreement or the Offering;

(ix) the cost of preparing, printing and delivering certificates, if any, representing the Securities;

(x) the cost and charges of any transfer agent, warrant agent and/or registrar for the Securities;

(xi) stock transfer taxes, if any, payable upon the transfer of the Securities from the Company to the Representative;

(xii) the costs and expenses of a public relations firm as contemplated in Section 5(s) of this Agreement;

(xiii) the costs of all mailing and printing of the underwriting documents (including this Agreement, any Blue Sky Surveys and, if appropriate, any Agreement Among Underwriters, Selected Dealers’ Agreement, Underwriters’ Questionnaire and Power of Attorney);

(xiv) the legal fees for Representative’s legal counsel (other than the legal fees associated with “blue sky” filings, if any referenced in Section 3(b)(iv) above), which amount shall not exceed $100,000;

(xv) the Representative’s accountable expenses including travel, lodging and other “road show” expenses, mailing, printing and reproduction expenses and expenses incurred in connection with due diligence (excluding fees payable to Representative’s legal counsel) not to exceed $25,000; and

(xvi) all other costs and expenses incident to the performance of the Company obligations hereunder which are not otherwise specifically provided for in this Section 3.

(c) The Company grants the Representative the right of first refusal (“Right of First Refusal”) for a period of twelve (12) months from the date of commencement of sales of the Offering to act at very minimum as co-manager and co-book runner and/or co-placement agent, with at least 33.3% of the economics, for any and all future public and private equity financings of the Company or any successor to or any subsidiary of the Company (excluding (i) at-the-market offerings, (ii) funding from a strategic investor, or (iii) equity issued to purchase business assets or to acquire a strategic company). The Company shall provide written notice to Representative with terms of such offering and if Representative fails to accept in writing any such proposal for such public or private sale within 10 days after receipt of a written notice from the Company containing such proposal, then Representative will have no claim or right with respect to any such sale contained in any such notice. In the event the Company terminates this Agreement even though Maxim was prepared to proceed with the Offering, and the Company subsequently completes any public or private financing with any investor introduced to the Company by the Representative at any time during the nine (9) months after such termination, then the Representative shall be entitled to receive the compensation as set forth in Sections 3(a) and 3(b) hereto.

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(d) The Representative reserves the right to reduce any item of compensation or adjust the terms thereof as specified herein in the event that a determination and/or suggestion shall be made by FINRA to the effect that the Underwriters’ aggregate compensation is in excess of FINRA Rules or that the terms thereof require adjustment.

(e) In addition to the costs and expenses set forth in Section 3(b) above, the Company will be responsible for: (i) the cost of two (2) “tombstone” advertisements to be placed in appropriate daily or weekly periodicals of the Representative’s choice (i.e., The Wall Street Journal and The New York Times) not to exceed $5,000; and (ii) the cost of Offering commemorative lucite (or other reasonable form) memorabilia to be supplied to the Representative valued up to $1,500, in such quantities as the Representative may reasonably request.

(f) It is understood, however, that except as provided in this Section 3, and Sections 7, 8 and 11(d) hereof, the Underwriters will pay all of their own costs and expenses. Notwithstanding anything to the contrary in this Section 3, in the event that this Agreement is terminated pursuant to Section 11(b) hereof, or subsequent to a Material Adverse Change, the Company will pay all out-of-pocket expenses of the Underwriters (including but not limited to fees and disbursements of Underwriters’ Counsel and reasonable travel) incurred in connection herewith which shall be limited to expenses which are actually incurred as allowed under FINRA Rule 5110 and the aggregate amount of such expenses (including Underwriters’ Counsel fees) to be reimbursed by the Company shall not exceed $125,000, including the legal fees for Representative’s legal counsel, which amount of legal fees shall not exceed $100,000, less the $50,000 Advance; and the Representative shall rebate any portion of the Advance to the extent it exceeds the Representative’s actual out-of-pocket expenses.

4.           Representations and Warranties of the Company. The Company represents, warrants and covenants to, and agrees with, each of the Underwriters that, as of the date hereof and as of the Closing Date (for purposes of this Section 4, unless the context indicates otherwise, the “Company” includes the Company and its subsidiaries as set forth in Exhibit 21.1 to the Registration Statement, with the exception of Ruthigen, Inc. (the “Subsidiaries”)):

(a) The Company has filed with the Commission a registration statement on Form S-1 (File No. 333-200461) covering the registration of the Securities under the Securities Act, including a related preliminary prospectus or prospectuses (a “Preliminary Prospectus”). At any particular time, such registration statement, in the form then on file with the Commission, including all information contained in the registration statement (if any) pursuant to Rule 462(b) of the Securities Act and then deemed to be a part of the initial registration statement, and all 430A Information and all 430C Information, that in any case has not then been superseded or modified, shall be referred to as the “Initial Registration Statement.” The Company may also have filed, or may file with the Commission, a Rule 462(b) registration statement covering the registration of Offered Securities. At any particular time, this Rule 462(b) registration statement, in the form then on file with the Commission, including the contents of the Initial Registration Statement incorporated by reference therein and including all 430A Information and all 430C Information, that in any case has not then been superseded or modified, shall be referred to as the “Additional Registration Statement.” The Company has also filed, in accordance with Section 12 of the Exchange Act, registration statements (the “Exchange Act Registration Statements”) on Forms 8-A (File No. 001-33216 and File No. 001-33216) under the Exchange Act to register, under Section 12(b) of the Exchange Act, the Offered Securities. For purposes of this Agreement, all references to the Initial Registration Statement, the Additional Registration Statement, the Exchange Act Registration Statement, any Preliminary Prospectus or any amendment or supplement, or the Final Prospectus (including any prospectus wrapper) to any of the foregoing shall be deemed to include the copy filed with the Commission pursuant to its Electronic Data Gathering, Analysis and Retrieval system (“EDGAR”).

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As of the time of execution and delivery of this Agreement, the Initial Registration Statement has been declared effective under the Securities Act and is not proposed to be amended. Any Additional Registration Statement has or will become effective upon filing with the Commission pursuant to Rule 462(b) and is not proposed to be amended. The Securities all have been or will be duly registered under the Securities Act pursuant to the Initial Registration Statement and, if applicable, the Additional Registration Statement.

For purposes of this Agreement:

“430A Information”, with respect to any registration statement, means information included in a prospectus and retroactively deemed to be a part of such registration statement pursuant to Rule 430A(b).

“430C Information”, with respect to any registration statement, means information included in a prospectus then deemed to be a part of such registration statement pursuant to Rule 430C.

“Applicable Time” means 10:00 A.M. (New York City time) on the date of this Agreement.

“Closing Date” has the meaning defined in Section 3 hereof.

“Commission” means the United States Securities and Exchange Commission.

“Company’s knowledge” means the knowledge of the officers and directors of the Company who are named in the Prospectus and General Counsel of the Company (however for purposes of clarity, the Company does not have a General Counsel), with the assumption that such individuals shall have made reasonable and diligent inquiry of the matters presented (with reference to what is customary and prudent for the applicable individuals in connection with the discharge by the applicable individuals of their respective duties as officers or directors. Similarly, the Company’s awareness, which is used in the form of “aware” or “unaware” depending on the context, means the knowledge of such individuals.

“Effective Time” with respect to the Initial Registration Statement or, if filed prior to the execution and delivery of this Agreement, the Additional Registration Statement, means the date and time as of which such Registration Statement was declared effective by the Commission or has become effective upon filing pursuant to Rule 462(c). If an Additional Registration Statement has not been filed prior to the execution and delivery of this Agreement but the Company has advised the Representative that it proposes to file one, “Effective Time” with respect to such Additional Registration Statement means the date and time as of which such Registration Statement becomes effective pursuant to Rule 462(b).

“Exchange Act” means the United States Securities Exchange Act of 1934, as amended.

“Final Prospectus” means the Statutory Prospectus that discloses the Public Offering Price, other 430A Information and other final terms of the Securities and otherwise satisfies Section 10(a) of the Securities Act.

“Issuer Free Writing Prospectus” means any “issuer free writing prospectus,” as defined in Rule 433, relating to the Offered Securities in the form filed or required to be filed with the Commission or, if not required to be filed, in the form retained in the Company’s records pursuant to Rule 433(g) (For purposes of clarity, the Company does not meet the requirements to use an Issuer Free Writing Prospectus in this transaction pursuant to Rules 164(e)(2)(iii) and 405 of the Securities Act). The Company has made available a “bona fide electronic road show,” as defined in Rule 433, in compliance with Rule 433(d)(8)(ii) (the “Bona Fide Electronic Road Show”) such that no filing of any “road show” (as defined in Rule 433(h)) is required in connection with the offering of the Offered Securities.

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“Prospectus” means the Preliminary Prospectus and the Final Prospectus, as the case may be.

The Initial Registration Statement and the Additional Registration Statement are referred to collectively as the “Registration Statements” and individually as a “Registration Statement”. A “Registration Statement” with reference to a particular time means the Initial Registration Statement and any Additional Registration Statement as of such time. A “Registration Statement” without reference to a time means such Registration Statement as of its Effective Time. For purposes of the foregoing definitions, 430A Information with respect to a Registration Statement shall be considered to be included in such Registration Statement as of the time specified in Rule 430A.

“Rules and Regulations” means the rules and regulations of the Commission.

“Securities Laws” means, collectively, the Sarbanes-Oxley Act of 2002 (“Sarbanes-Oxley”), the Securities Act, the Exchange Act, the Rules and Regulations, the auditing principles, rules, standards and practices applicable to auditors of “issuers” (as defined in Sarbanes-Oxley) promulgated or approved by the Public Company Accounting Oversight Board and, as applicable, the rules (the “Trading Market Rules”) of The Nasdaq Stock Market (the “Trading Market”).

“Statutory Prospectus” with reference to a particular time means the prospectus included in a Registration Statement immediately prior to that time, including any 430A Information or 430C Information with respect to such Registration Statement. For purposes of the foregoing definition, 430A Information shall be considered to be included in the Statutory Prospectus as of the actual time that form of prospectus is filed with the Commission pursuant to Rule 424(b) or Rule 462(c) and not retroactively.

Unless otherwise specified, a reference to a “Rule” is to the indicated rule under the Securities Act.

(b) (i) (A) At their respective Effective Times, (B) on the date of this Agreement and (C) on each Closing Date, each of the Initial Registration Statement, the Additional Registration Statement (if any), and any amendments and supplement thereto conformed and will conform in all material respects to the requirements of the Securities Act and the Rules and Regulations and did not and will not include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading, and (ii) on its date, at the time of filing of the Final Prospectus pursuant to Rule 424(b) or (if no such filing is required) at the Effective Time of the Additional Registration Statement in which the Final Prospectus is included, and on each Closing Date, the Final Prospectus will conform in all material respects to the requirements of the Securities Act and the Rules and Regulations and will not include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances in which they were made, not misleading. The preceding sentence does not apply to statements in or omissions from any such document based upon written information furnished to the Company by any Underwriter through the Representative specifically for use therein (the “Underwriters’ Information”).

(c) At the time of the filing of the Initial Registration Statement, the Company did not meet the requirements to use an Issuer Free Writing Prospectus in this transaction pursuant to Rules 164(e)(2)(iii) and 405 of the Securities Act.

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(d) As of the Applicable Time, the Preliminary Prospectus, dated January 16, 2015 (which is the most recent Statutory Prospectus distributed to investors generally) and the other information, if any, stated in Schedule B to this Agreement, all considered together (collectively, the “Disclosure Package”), when considered together with the Disclosure Package, did not include any untrue statement of a material fact or omitted to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading. The preceding sentence does not apply to statements in or omissions from any Statutory Prospectus in reliance upon and in conformity with written information furnished to the Company by any Underwriter through the Representative specifically for use therein.

(e) The Company has not used, and will not use, an Issuer Free Writing Prospectus in connection with this Offering.

(f) The Registration Statements, the Statutory Prospectus, the Final Prospectus and the Exchange Act Registration Statements and the filing of the Registration Statements, the Statutory Prospectus, the Final Prospectus and the Exchange Act Registration Statements with the Commission have been duly authorized by and on behalf of the Company, and the Registration Statements and the Exchange Act Registration Statements have been duly executed pursuant to such authorization by and on behalf of the Company.

(g) The Company has not distributed and will not distribute, prior to the later of the latest Closing Date and the completion of the Underwriters’ distribution of the Offered Securities, any offering material in connection with the Offering, other than any Preliminary Prospectus and the Final Prospectus.

(h) The interactive data in the eXtensible Business Reporting Language (“XBRL”) included as an exhibit to, or incorporated by reference in, the Registration Statement fairly presents the information called for in all material respects and has been prepared in accordance with the Commission’s rules and guidelines applicable thereto.

(i) The Company has been duly incorporated and is existing in good standing under the laws of Delaware, with power and authority to own its properties and conduct its business as described in the Registration Statement and the Disclosure Package; and the Company is duly qualified to do business as a foreign corporation in good standing in all other jurisdictions in which its ownership or lease of property or the conduct of its business requires such qualification, except to the extent that the failure to be so qualified or be in good standing (individually and in the aggregate) would not be likely to have a material adverse effect on: (i) the business, condition (financial or otherwise), results of operations, shareholders’ equity, properties or prospects of the Company and the Subsidiaries, taken as a whole; (ii) the long-term debt or capital stock of the Company; or (iii) the Offering or consummation of any of the other transactions contemplated by the Transaction Documents, the Registration Statement, Disclosure Package and Prospectus (any such effect being a “Material Adverse Effect”).

(j) The Company holds no ownership or other interest, nominal or beneficial, direct or indirect, in any corporation, partnership, joint venture or other business entity other than the Subsidiaries, with the exception of ownership interests in subsidiaries that are not operative.

(k) The Securities and all other outstanding capital stock of the Company have been duly authorized; the authorized capital stock of the Company conforms in all material respects to the description thereof set forth in the Registration Statement and the Disclosure Package; all outstanding capital stock of the Company are and, when the Securities sold by the Company have been delivered and paid for in accordance with this Agreement on each Closing Date, such Securities will be, validly issued, fully paid and nonassessable and issued in compliance with all applicable state, federal and foreign securities laws and conform in all material respects to the description of such Securities contained in the Registration Statement and Disclosure Package; except as disclosed in the Registration Statement and Disclosure Package, there are no outstanding rights (including, without limitation, preemptive rights), warrants or options to acquire, or instruments convertible into or exchangeable for, any common stock or other equity interest in the Company, or any contract, commitment, agreement, understanding or arrangement of any kind relating to the issuance of any common stock or other equity interest in the Company; the Securities to be sold by the Company, when issued and delivered against payment thereof, will be freely transferable by the Company to or for the account of the Underwriters and there are no restrictions on subsequent transfers of such Securities under the laws of Delaware or the United States.

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(l) When the Warrants and Representative’s Warrants have been delivered and paid for in accordance with this Agreement, as applicable, each will constitute valid and binding obligations of the Company enforceable against the Company in accordance with their respective terms, except as such enforceability may be limited by bankruptcy, insolvency, reorganization or similar laws affecting creditors’ rights generally. The shares of Common Stock issuable upon exercise of the Warrants and the Representative’s Warrants have been reserved for issuance upon the exercise of the Warrants and Representative’s Warrants and, when issued in accordance with the terms thereof, will be duly and validly authorized, validly issued, fully paid and nonassessable and issued in compliance with all applicable state, federal and foreign securities laws.

(m) Since the end of the period covered by the latest audited and/or interim financial statements included in the Registration Statement and the Disclosure Package, except as disclosed in the Registration Statement and the Disclosure Package: (i) there has been no dividend or distribution of any kind declared, paid or made by the Company on any class of equity or repurchase or redemption by the Company of any class of equity; (ii) there has been no material adverse change (or, to the knowledge of the Company, any development which has a high probability of involving a material adverse change in the future), whether or not arising from transactions in the ordinary course of business, in or affecting: (A) the business, condition (financial or otherwise), results of operations, shareholders’ equity, properties or prospects of the Company, taken as a whole; (B) the long-term debt or capital stock of the Company; or (C) the Offering or consummation of any of the other transactions contemplated by this Agreement, the Registration Statement and the Disclosure Package (a “Material Adverse Change”); (iii) there has been no development or event that would have a Material Adverse Effect; (iv) the Company has not entered into any material transaction or agreement or incurred any material liability or obligation, direct or contingent, that is not disclosed in the Registration Statement and Disclosure Package; and (v) the Company has not sustained any material loss or interference with its business from fire, explosion, flood or other calamity, whether or not covered by insurance, or from any labor dispute or court or governmental action, order or decree, otherwise than as set forth or contemplated in the Registration Statement and the Disclosure Package.

(n) All agreements between the Company and third parties expressly referenced in the Registration Statement and the Prospectus, other than such agreements that have expired by their terms or whose termination is disclosed in documents filed by the Company on EDGAR (the “Material Agreements”), are legal, valid and binding obligations of the Company enforceable in accordance with their respective terms, except to the extent that (i) enforceability may be limited by bankruptcy, insolvency, reorganization, moratorium or similar laws affecting creditors’ rights generally and by general equitable principles, (ii) the indemnification provisions of certain agreements may be limited by federal or state securities laws or public policy considerations in respect thereof, and (iii) except for any unenforceability that, individually or in the aggregate, would not reasonably be expected to have a Material Adverse Effect. The description of each of the Material Agreements in the Registration Statement and the Prospectus are accurate in all material respects.

(o) The Company has good and marketable title to all properties and assets owned by it which are material to the business of the Company in each case free from liens, charges, encumbrances and defects that would materially affect the value thereof or materially interfere with the use made or to be made thereof by the Company and any real property and buildings held under lease by the Company are held under valid and subsisting and, to the Company’s knowledge, enforceable leases with such exceptions as are not material and do not interfere with the use made or proposed to be made of such property and buildings by the Company.

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(p) The Company maintains such insurance covering its properties, operations, personnel and businesses as is customary for similar businesses in the jurisdictions in which it operates.

(q) The Company (i) possesses, and is in compliance with the terms of, all certificates, authorizations, franchises, licenses and permits and has made all declarations and filings with the appropriate governmental or regulatory authorities (collectively “Licenses”), except as such failure to possess or be in compliance with such Licenses would not be likely to have a Material Adverse Effect, and (ii) has not received any notice of proceedings relating to the revocation or modification of any Licenses that, if determined adversely to the Company could, individually or in the aggregate, have a Material Adverse Effect, except as described in the Registration Statement and the Prospectus.

(r) The Company is not (i) in violation of its constitutive documents; (ii) in violation of any applicable judgment, law or statute or any order, rule or regulation of any court or arbitrator or governmental or regulatory authority having jurisdiction over the Company or any of its assets or properties (including, without limitation, those promulgated by the Food and Drug Administration of the U.S. Department of Health and Human Services (the “FDA”) or by any foreign, federal, state or local regulatory authority performing functions similar to those performed by the FDA); (iii) in default (or with the giving of notice or lapse of time would be in default) under any existing obligation, agreement, covenant or condition contained in any indenture, loan agreement, mortgage, lease or other agreement or instrument to which the Company is a party or by which the Company is bound or to which any of the properties of the Company is subject, except such defaults under clauses (ii) and (iii) above that would not, individually or in the aggregate, result in a Material Adverse Effect.

(s) No consent, approval or authorization or order of or filing or registration with any person (including any governmental agency or body or any court) is required to be obtained or made by the Company for the consummation of the transactions contemplated by this Agreement, the agreement relating to the issuance of Warrants (the “Warrant Agreement”), and/or the Warrants (collectively the “Transaction Documents”) in connection with the issuance, offering and sale of the Offered Securities, except such as have been obtained or made and such as may be required under the applicable U.S. state securities laws, or by the by-laws and rules of the Financial Industry Regulatory Authority (“FINRA”), the Trading Market Rules, or the Securities Laws.

(t) The execution, delivery and performance of the Transaction Documents and the issuance and sale of the Securities hereunder by the Company and the consummation of the transactions contemplated by the Transaction Documents in connection with this Offering will not result in any violation of (i) any agreement or other instrument binding upon the Company; (ii) the provisions of any constitutive document of the Company; and (iii) any applicable judgment, law or statute or any order, rule or regulation of any court or arbitrator or governmental or regulatory authority having jurisdiction over the Company or any of its assets or properties, except, in the case of clauses (i) and (iii) above, for such violations that would not reasonably be expected, individually or in the aggregate, to have a Material Adverse Effect.

(u) The Offered Securities have been approved for listing on the Trading Market.

(v) Except as disclosed in the Registration Statement and Disclosure Package, there are no contracts, agreements or understandings between the Company and any person granting such person the right to require the Company to file a registration statement under the Securities Act with respect to any securities of the Company owned or to be owned by such person or to require the Company to include such securities in the securities registered pursuant to the Registration Statement or in any securities being registered pursuant to any other registration statement filed by the Company under the Securities Act.

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(w) Neither the Company nor, to the Company’s knowledge, any of its directors, officers and affiliates, acting on its behalf, has taken, directly or indirectly, any action that is designed to or that has constituted or that would reasonably be expected to cause or result in the stabilization or manipulation of the price of any security of the Company to facilitate the sale or resale of the Offered Securities.

(x) Any third-party statistical and market-related data included in the Registration Statement and Disclosure Package are based on or derived from sources that the Company believes to be reliable and accurate. The Company has obtained written consents for the use of such data for such sources to the extent required.

(y) Other than described in the Registration Statement and the Prospectus, to the Company’s knowledge there are no pending actions, suits or proceedings (including any inquiries or investigations by any court or governmental agency or body) against or affecting the Company or any of its assets or properties that, if determined adversely to the Company, would individually or in the aggregate have a Material Adverse Effect or would materially and adversely affect the ability of the Company to perform its obligations under the Transaction Documents or which are otherwise material in the context in the sale of the Offered Securities.

(z) To the Company’s knowledge, the Company’s directors and executive officers are not a party to any legal, governmental or regulatory proceedings that would result in such director or officer to be unsuitable for his or her position on the Company’s Board of Directors or in the Company, as applicable.

(aa) The Company is not and, after giving effect to the Offering and the application of the proceeds thereof as described in the Registration Statement and the Disclosure Package, will not be an “investment company” as defined in the Investment Company Act of 1940, as amended.

(bb) To the Company’s knowledge, there are no statutes, regulations, contracts or other documents that are required to be described in the Registration Statement and Disclosure Package or to be filed as exhibits to the Registration Statement that are not described therein in all material respects or filed as required.

(cc) The Company owns, possesses and can acquire or license on reasonable terms all patents, patent applications, trademarks, trade names, copyrights, domain names, licenses, approvals, know-how and other intellectual property or similar rights, including registrations and applications for registration thereof (collectively, “Intellectual Property Rights”) material to the conduct of the business now conducted by the Company, as described in the Registration Statement and Disclosure Package and the expected expiration of such Intellectual Property Rights would not, individually or in the aggregate, have a Material Adverse Effect. To the Company’s knowledge, (i) there are no rights of third parties to any of the Intellectual Property Rights owned by the Company; (ii) there is no infringement, misappropriation, breach, default or other violation or the occurrence of any event that with notice or the passage of time would constitute any of the foregoing, by the Company or third parties of any of the Intellectual Property Rights of the Company; (iii) there is no pending or threatened action, suit, proceeding or claim by others challenging the validity, enforceability or scope of any such Intellectual Property Rights, and the Company is unaware of any facts which would form a reasonable basis for any such claim; (iv) there is no pending or threatened action, suit, proceeding or claim by others that the Company infringes, misappropriates or otherwise violates or conflicts with any Intellectual Property Rights or other proprietary rights of others and the Company is unaware of any other facts which would form a reasonable basis for any such claim; and (v) none of the Intellectual Property Rights used by the Company in its business has been obtained or is being used by the Company in violation of any contractual obligation binding the Company or in violation of the rights of any persons, except such as would not, if determined adversely to the Company, individually or in the aggregate, have a Material Adverse Effect.

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(dd) The Company has not sold, issued or distributed any Securities during the six-month period preceding the date hereof, including any sales pursuant to Rule 144A under, or Regulation D or S of, the Securities Act except as disclosed in the Registration Statement and Disclosure Package.

(ee) The financial statements (and the notes thereto) of the Company included in the Registration Statement and the Disclosure Package comply in all material respects with the applicable requirements of the Securities Act and fairly present in all material respects the financial position of the Company as of the dates specified and the results of operations and changes in financial position of the Company for the periods specified, and such financial statements have been prepared in conformity with United States generally accepted accounting principles (“GAAP”) applied on a consistent basis throughout the periods presented (except for (i) such adjustments to accounting standards and practices as are noted therein, (ii) in the case of unaudited interim financial statements, to the extent such financial statements may not include footnotes required by GAAP or may be condensed or summary statements and (iii) such adjustments which will not be material, either individually or in the aggregate); the summary and selected financial data and the unaudited financial results, including the quarterly financial results, included in the Registration Statement and the Disclosure Package comply in all material respects with the applicable requirements of the Securities Act, and present fairly the information shown therein and have been compiled on a basis consistent with that of the audited financial statements included therein.

(ff) Marcum LLP, which has audited and reviewed certain financial statements of the Company, is an independent registered public accounting firm with respect to the Company within the meaning of the Securities Act and the applicable rules and regulations thereunder adopted by the Commission and the Public Company Accounting Oversight Board (United States) (“PCAOB”).

(gg) The Company and the Board of Directors are in compliance with the provisions of the Sarbanes-Oxley Act and all rules of the Trading Market that are applicable to them as of the date of this Agreement. The Company maintains a system of internal controls, including, but not limited to, disclosure controls and procedures, internal controls over accounting matters and financial reporting and legal and regulatory compliance controls that are sufficient to provide reasonable assurances that (i) transactions are executed in accordance with management’s general and specific authorizations; (ii) transactions are recorded as necessary to permit preparation of financial statements in conformity with GAAP and to maintain accountability for assets; (iii) access to assets is permitted only in accordance with management’s general and specific authorizations; and (iv) the recorded accountability for assets is compared with the existing assets at reasonable intervals and appropriate action is taken with respect to any differences. Since the end of the Company’s last audited financial statements included in the Registration Statement and Disclosure Package, there has been no (i) material weakness in the Company’s internal controls over financial reporting (whether or not remediated) and (ii) no change in the Company’s internal controls over financial reporting that has materially affected, or is reasonably likely to materially affect, the Company’s internal control over financial reporting.

(hh) The Company has no material obligation to provide or has made the required payment for retirement, healthcare, death or disability benefits to any of the present or past employees of the Company or to any other person.

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(ii) No labor dispute with the employees of the Company exists or, to the Company’s knowledge, is contemplated that is material to the Company. The Company is not aware of any existing, threatened or imminent labor disturbance by the employees of the Company that could have a Material Adverse Effect.

(jj) The Company is not in violation of any applicable statute, rule, regulation, decision or order of any governmental agency or body or court, relating to the use, disposal or release of hazardous or toxic substances or relating to the protection or restoration of the environment or human exposure to hazardous or toxic substances (collectively “Environmental Laws”), is liable for any off-site disposal or contamination pursuant to any Environmental Laws or is subject to any claim relating to any Environmental Laws, which violation, contamination, liability or claim would, individually or in the aggregate, have a Material Adverse Effect.

(kk) The Company has filed all tax returns required to be filed through the date of this Agreement or has requested extensions thereof, except for those tax returns the failure to file of which does not and would not be likely to have a Material Adverse Effect, and all taxes (whether imposed directly or through withholding) including any interest, additions to tax or penalties applicable thereto due or claimed to be due have been paid, other than those being contested in good faith and for which adequate reserves have been provided.

(ll) Except as set forth in the Registration Statement or Disclosure Package, the Company is not a party to an “employee benefit plan,” as defined in Section 3(3) of the Employee Retirement Income Security Act of 1974 (“ERISA”) which: (i) is subject to any provision of ERISA and (ii) is or was at any time maintained, administered or contributed to by the Company and covers any employee or former employee of the Company or any ERISA Affiliate (as defined hereafter). These plans are referred to collectively herein as the “Employee Plans.” For purposes of this Section, “ERISA Affiliate” of any person or entity means any other person or entity which, together with that person or entity, could be treated as a single employer under Section 414(m) of the Internal Revenue Code of 1986, as amended (the “Code”), or is an “affiliate,” whether or not incorporated, as defined in Section 407(d)(7) of ERISA, of the person or entity.

(mm) Except for which such disclosure is not required to be disclosed in the Registration Statement or Disclosure Package, the Registration Statement or Disclosure Package identify each employment, severance or other similar agreement, arrangement or policy and each material plan or arrangement providing for insurance coverage (including any self-insured arrangements), workers’ compensation, disability benefits, severance benefits, supplemental unemployment benefits, vacation benefits, retirement benefits or for deferred compensation, profit-sharing, bonuses, stock options, stock appreciation or other forms of incentive compensation, or post-retirement insurance, compensation or benefits which: (i) is not an Employee Plan, (ii) is entered into, maintained or contributed to, as the case may be, by the Company or any ERISA Affiliates, and (iii) covers any officer or director or former officer or director of the Company or any of its ERISA Affiliates. These contracts, plans and arrangements are referred to collectively in this Agreement as the “Benefit Arrangements.” Each Benefit Arrangement has been maintained in compliance with its terms and with requirements prescribed by any and all statutes, orders, rules and regulations that are applicable to that Benefit Arrangement except where non-compliance would not reasonably be expected to result in a Material Adverse Effect.

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(nn) Except as set forth in the Registration Statement, the Disclosure Package or the Prospectus, there is no material liability in respect of post-retirement health and medical benefits for retired employees of the Company or any of their respective ERISA Affiliates other than medical benefits required to be continued under applicable law, determined using assumptions that are reasonable in the aggregate, over the fair market value of any fund, reserve or other assets segregated for the purpose of satisfying such liability (including for such purposes any fund established pursuant to Section 401(h) of the Code). With respect to any of the Company’s Employee Plans which are “group health plans” under Section 4980B of the Code and Section 607(1) of ERISA, there has been material compliance with all requirements imposed thereunder such that the Company or its ERISA Affiliates have no (and will not incur any) loss, assessment, tax penalty, or other sanction with respect to any such plan.

(oo) Except as set forth in the Registration Statement or the Disclosure Package, the Company is not a party to or subject to any employment contract or arrangement providing for annual future compensation, or the opportunity to earn annual future compensation (whether through fixed salary, bonus, commission, options or otherwise) of more than $120,000 to any named executive officer or director.

(pp) None of the execution of the Transaction Documents or consummation of the Offering constitute a triggering event under any Employee Plan or any other employment contract, whether or not legally enforceable, which (either alone or upon the occurrence of any additional or subsequent event) will or may result in any payment (of severance pay or otherwise), acceleration, increase in vesting, or increase in benefits to any current or former participant, employee or director of the Company other than an event that is not material to the financial condition or business of the Company.

(qq) No “prohibited transaction” (as defined in either Section 406 of the ERISA or Section 4975 of Code), “accumulated funding deficiency” (as defined in Section 302 of ERISA) or other event of the kind described in Section 4043(b) of ERISA (other than events with respect to which the 30-day notice requirement under Section 4043 of ERISA has been waived) has occurred with respect to any employee benefit plan for which the Company would have any material liability; each employee benefit plan of the Company is in compliance in all material respects with applicable law, including (without limitation) ERISA and the Code; the Company has not incurred and does not expect to incur liability under Title IV of ERISA with respect to the termination of, or withdrawal from any “pension plan”; and each employee benefit plan of the Company that is intended to be qualified under Section 401(a) of the Code is so qualified and nothing has occurred, whether by action or by failure to act, which could cause the loss of such qualification.

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(rr) Except as described in the Registration Statement, Disclosure Package and Final Prospectus, there are no claims, payments, arrangements, agreements or understandings relating to the payment of a finder’s, consulting or origination fee by the Company or any officer, director or stockholder of the Company (each, an “Insider”) with respect to the sale of the Securities hereunder or any other arrangements, agreements or understandings of the Company or, to the Company’s knowledge, any of its shareholders that may affect the Underwriter’s compensation, as determined by FINRA. Except as described in the Registration Statement, Disclosure Package and Final Prospectus, the Company has not made and will not make any direct or indirect payments (in cash, securities or otherwise) to: (i) any person, as a finder’s fee, consulting fee or otherwise, in consideration of such person raising capital for the Company or introducing to the Company persons who raised or provided capital to the Company within the 180 days prior to the initial filing of the Registration Statement for the Offering through the date that is 90 days after the Effective Date (however, for purposes of clarity, the Company has paid compensation to MLV & Co. LLC pursuant to the At-the-Market Issuance Sales Agreement between the Company and MLV & Co. LLC dated April 2, 2014 (it being noted that MLV & Co. LLC is not participating in the Offering) and the Company agreed to pay compensation to Dawson James in the event the Company sells the shares it holds in Ruthigen); (ii) to any FINRA member; or (iii) to any person or entity that has any direct or indirect affiliation or association with any FINRA member participating in the Offering, within the 180 days prior to the initial filing of the Registration Statement for the Offering through the date that is 90 days after the Effective Date. None of the net proceeds of the Offering will be paid by the Company to any participating FINRA member or its affiliates, except as specifically authorized herein. No officer, director or, to the Company’s knowledge, any beneficial owner of the Company’s securities (whether debt or equity, registered or unregistered, regardless of the time acquired or the source from which derived) (any such individual or entity, a “Company Affiliate”) has any direct or indirect affiliation or association with any FINRA member (as determined in accordance with the rules and regulations of FINRA); no Company Affiliate is an owner of stock or other securities of any member of FINRA (other than securities purchased on the open market); no Company Affiliate has made a subordinated loan to any member of FINRA; and no proceeds from the sale of Securities (excluding underwriting compensation as disclosed in the Registration Statement, Disclosure Package or Final Prospectus) will be paid to any FINRA member, or any persons associated with or affiliated with any member of FINRA. Except as disclosed in the Registration Statement or the Prospectus, the Company has not issued any warrants or other securities or granted any options, directly or indirectly, to anyone who is a potential underwriter in the offering or a related person (as defined by FINRA rules) of such an underwriter within the 180-day period prior to the initial filing date of the Registration Statement through the 90-day period after the Effective Date; no person to whom securities of the Company have been privately issued within 180-day period prior to the initial filing date of the Registration Statement through the 90-day period after the Effective Date has any relationship or affiliation or association with any member of FINRA participating in the Offering; and no FINRA member participating in the offering has a conflict of interest with the Company. For this purpose, a “conflict of interest” exists when a member of FINRA and/or its associated persons, parent or affiliates in the aggregate beneficially own 10% or more of the Company’s outstanding subordinated debt or common equity, or 10% or more of the Company’s preferred equity. “FINRA member participating in the offering” includes any associated person of a FINRA member that is participating in the Offering, any member of such associated person’s immediate family and any affiliate of a FINRA member that is participating in the Offering.

(ss) Neither the Company nor any of its directors or officers or, to the knowledge of the Company, any employees, agents or representatives of the Company acting on behalf of the Company, has taken any action in furtherance of an offer, payment, promise to pay, or authorization or approval of the payment or giving of money, property, gifts or anything else of value, directly or indirectly, to any “government official” (including any officer or employee of a government or government-owned or controlled entity or of a public international organization, or any person acting in an official capacity for or on behalf of any of the foregoing, or any political party or party official or candidate for political office) to corruptively influence official action or secure an improper advantage for the Company; and the Company has conducted its business in compliance in all material respects with applicable anti-corruption laws and has instituted and maintained and will continue to maintain policies and procedures designed to promote and achieve compliance with such laws in all material respects.

(tt) The operations of the Company are and have been conducted in compliance in all material respects with applicable financial recordkeeping and reporting requirements and the applicable anti-money laundering statutes of all applicable jurisdictions where the Company conducts business, the rules and regulations thereunder and any related or similar rules, regulations or guidelines, issued, administered or enforced by any governmental agency (collectively the “Anti-Money Laundering Laws”), and no action, suit or proceeding by or before any court or governmental agency, authority or body or any arbitrator involving the Company with respect to the Anti-Money Laundering Laws is pending or, to the Company’s knowledge, threatened.

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(uu) Neither the Company, its directors or officers nor, to the knowledge of the Company, any of its employees, agents, affiliates or representatives, is an individual or entity (each a “Person”) that is, or is owned or controlled by a Person that is: (i) the subject or target of any sanctions administered or enforced by the U.S. Department of Treasury’s Office of Foreign Assets Control, the United Nations Security Council, the European Union, Her Majesty’s Treasury or any orders or licenses issued pursuant to the Iran Threat Reduction and Syria Human Rights Act, the National Defense Authorization Act for Fiscal Year 2012, the Iran Freedom and Counter-Proliferation Act of 2012, the U.S. Trading With the Enemy Act, the U.S. International Emergency Economic Powers Act or the U.S. Syria Accountability and Lebanese Sovereignty Act (collectively, “Sanctions”), nor (ii) located, organized or resident in a country or territory that is the subject or target of Sanctions (including, without limitation, Cuba, Iran, Russia, North Korea, Sudan and Syria).

(vv) The Company has the power to submit, and pursuant to Section 14 of this Agreement has legally, validly, effectively and irrevocably submitted, to the personal jurisdiction of each New York State and United States Federal court sitting in The City of New York (each, a “New York Court”) and has validly and irrevocably waived any objection to the laying of venue of any suit, action or proceeding brought in any such court; and the Company has the power to designate, appoint and empower, and pursuant to Section 14 of this Agreement has legally, validly, effectively and irrevocably designated, appointed and empowered, an authorized agent for service of process in any action arising out of or relating to the Transaction Documents, the Disclosure Package, the Registration Statement, or the Offering in any New York Court, and service of process in any manner permitted by applicable laws effected on such authorized agent will be effective to confer valid personal jurisdiction over the Company as provided herein.

(ww) Each of the Transaction Documents has been, or will be prior to the execution thereof, duly authorized, and has been or will be duly executed and delivered by the Company and each of the other parties thereto and, is or will be a legal, valid and binding agreement of the Company, enforceable against it in accordance with its terms, except as enforceability may be limited by applicable bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium or similar laws relating to or affecting creditors’ rights generally and by general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law).

(xx) All information contained in the questionnaires completed by each of the Company’s executive officers and directors immediately prior to the Offering and provided to the Representative as well as the biographies of such individuals in the Registration Statement are true and correct in all material respects and the Company has not become aware of any information which would cause the information disclosed in the questionnaires completed by the directors and executive officers or the biographies of such individuals in the Registration Statement to become inaccurate and incorrect.

(yy) No director or officer of the Company is subject to any non-competition agreement or non-solicitation agreement with any employer or prior employer which could materially affect his ability to be and act in his respective capacity of the Company.

(zz) No relationship, direct or indirect, exists between or among any of the Company or any Affiliate of the Company, on the one hand, and any director, officer, shareholder, customer or supplier of the Company or any Affiliate of the Company, on the other hand, which is required by the Securities Act, the Exchange Act or the Rules and Regulations to be described in the Registration Statement, the Disclosure Package or the Prospectus which is not so described as required. There are no outstanding loans, advances (except normal advances for business expenses in the ordinary course of business) or guarantees of indebtedness by the Company to or for the benefit of any of the officers or directors of the Company or any of their respective family members, except as described in the Registration Statement, Disclosure Package and Prospectus.

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(aaa) Except as would not, individually or in the aggregate, result in a Material Adverse Change, (i) there is (A) no unfair labor practice complaint pending or, to the best of the Company’s knowledge, threatened against the Company before the National Labor Relations Board, and no grievance or arbitration proceeding arising out of or under collective bargaining agreements pending, or to the best of the Company’s knowledge, threatened, against the Company, (B) no strike, labor dispute, slowdown or stoppage pending or, to the best of the Company’s knowledge, threatened against the Company and (C) no union representation question existing with respect to the employees of the Company and, to the best of the Company’s knowledge, no union organizing activities taking place and (ii) there has been no violation of any federal, state or local law relating to discrimination in hiring, promotion or pay of employees or of any applicable wage or hour laws.

(bbb) The Company is in compliance in all material respects with the applicable requirements of the U.S. Federal Trade Commission (the “FTC”) and equivalent foreign commissions and agencies governing advertising, product promotion and with other applicable provisions of federal, state, local and other U.S. and foreign laws and regulations applicable to their businesses as presently conducted.

(ccc) The Company has not offered, or caused the Underwriters to offer, the Securities to any Person or entity with the intention of unlawfully influencing: (i) a customer or supplier of the Company to alter the customer’s or supplier’s level or type of business with the Company or (ii) a journalist or publication to write or publish favorable information about the Company or its products or services.

(ddd) As of the date hereof and as of the Closing Date, and except as contemplated by this Agreement, the Company does not operate within the United States or any state or territory thereof in such a manner so as to subject the Company or its operations or businesses to registration as a foreign company doing business in any state within the United States or to any of the following laws in any material respect: (i) the Bank Secrecy Act, as amended, (ii) the Uniting and Strengthening of America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism Act of 2001, as amended, (iii) the Foreign Corrupt Practices Act of 1977, as amended, (iv) the Currency and Foreign Transactions Reporting Act of 1970, as amended, (v) the rules and regulations promulgated under any such law, or any successor law, or any judgment, decree or order of any applicable administrative or judicial body relating to such law, and (vi) any corresponding law, rule, regulation, ordinance, judgment, decree or order of any state or territory of the United States or any administrative or judicial body thereof.

(eee) As used in this Agreement, references to matters being “material” with respect to the Company shall mean a material event, change, condition, status or effect related to the condition (financial or otherwise), properties, assets (including intangible assets), liabilities, business, prospects, operations or results of operations of the Company or any of its Subsidiaries.

(fff) Any certificate signed by or on behalf of the Company and delivered to the Underwriters or to Ellenoff Grossman & Schole LLP (“Underwriters’ Counsel”) shall be deemed to be a representation and warranty by the Company to each Underwriter listed on Schedule A hereto as to the matters covered thereby.

(ggg) The disclosures in the Registration Statement and the Prospectus concerning the federal, state, local or foreign regulations applicable to the Offering and the Company’s business are correct in all material respects and no other such regulations are required to be disclosed in the Registration Statement and the Prospectus which are not so disclosed.

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(hhh) The preclinical studies and contemplated clinical trials (collectively, “Studies”) that are described in, or the results of which are referred to in, the Registration Statement, the Disclosure Package or the Prospectus were and, if still pending, are being conducted in all material respects in accordance with the protocols, procedures and controls designed for such Studies and with standard medical and scientific research procedures. Each description of the results of such Studies is accurate and complete in all material respects and fairly presents the data derived from such Studies, and the Company has no knowledge of any other studies the results of which are materially inconsistent with the results described or referred to in the Registration Statement, the Disclosure Package and the Prospectus. Except as set forth in the Registration Statement, the Disclosure Package and the Prospectus, the Company has not received any notice of, or correspondence from, the FDA or any other governmental authority requiring the termination, hold, suspension or material modification of any Studies that are described or referred to in the Registration Statement.

5.           Covenants of the Company. The Company acknowledges, covenants and agrees with the Underwriters that:

(a) Unless filed pursuant to Rule 462(c) as part of the Additional Registration Statement in accordance with the next sentence, the Company will file the Final Prospectus, in a form approved by the Representative, with the Commission pursuant to and in accordance with subparagraph (1) (or, if applicable and if consented to by the Representative, subparagraph (4)) of Rule 424(b) not later than the earlier of (i) the second Business Day following the execution and delivery of this Agreement or (ii) the fifteenth Business Day after the Effective Time of the Initial Registration Statement. The Company will advise the Representative promptly of any such filing pursuant to Rule 424(b) and provide satisfactory evidence to the Representative of such timely filing. If an Additional Registration Statement is necessary to register a portion of the Securities under the Securities Act but the Effective Time thereof has not occurred as of the execution and delivery of this Agreement, the Company will file the Additional Registration Statement or, if filed, will file a post-effective amendment thereto with the Commission pursuant to and in accordance with Rule 462(b) on or prior to 10:00 P.M., New York City time, on the date of this Agreement or, if earlier, on or prior to the time the Final Prospectus is finalized and distributed to any Underwriter, or will make such filing at such later date as shall have been consented to by the Representative.

(b) The Company will promptly advise the Representative of any proposal to amend or supplement at any time the Initial Registration Statement, any Additional Registration Statement or any Statutory Prospectus and will not effect such amendment or supplementation without the Representative’s consent; and the Company will also advise the Representative promptly of (i) the effectiveness of any Additional Registration Statement (if its Effective Time is subsequent to the execution and delivery of this Agreement), (ii) the time and date of any filing of any post-effective amendment to the Registration Statement or any amendment or supplement to any prospectus or the Prospectus, (iii) the time and date that any post-effective amendment to the Registration Statement becomes effective, (iv) any amendment or supplementation of a Registration Statement or any Statutory Prospectus, (v) any request by the Commission or its staff for any amendment to any Registration Statement, for any supplement to any Statutory Prospectus or for any additional information (the Representative acknowledges such information may be considered material inside information), (vi) the issuance by the Commission of any stop order suspending the effectiveness of the Registration Statement or any post-effective amendment thereto or of any order preventing or suspending its use or the use of any prospectus or the Prospectus, or of any proceedings to remove, suspend or terminate from listing the Common Stock or Warrants from any securities exchange upon which it is listed for trading, or of the threatening or initiation of any proceedings for any of such purposes, and (vii) the receipt by the Company of any notification with respect to the suspension of the qualification of the Offered Securities in any jurisdiction or the institution or threatening of any proceedings for such purpose. The Company will use its best efforts to prevent the issuance of any such stop order or the suspension of any such qualification and, if issued, to obtain as soon as possible the withdrawal thereof. Additionally, the Company agrees that it shall comply with the provisions of Rules 424(b), 430A and 430B, as applicable, under the Securities Act and will use its reasonable best efforts to confirm that any filings made by the Company under Rule 424(b) or Rule 433 were received in a timely manner by the Commission (without reliance on Rule 424(b)(8) or Rule 164(b)).

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(c) At any time when a prospectus relating to the Offered Securities is (or but for the exemption in Rule 172 would be) required to be delivered under the Securities Act by any Underwriter or dealer, the Company will comply as far as it is able with all requirements imposed upon it by the Securities Act, as now and hereafter amended, and by the Rules and Regulations, as from time to time in force, and by the Exchange Act so far as necessary to permit the continuance of sales of or dealings in the Securities as contemplated by the provisions hereof, the Registration Statement, Disclosure Package and Final Prospectus. If during such period any event occurs as a result of which the Final Prospectus (or if the Final Prospectus is not yet available to prospective purchasers, the Disclosure Package) would include an untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, in the light of the circumstances then existing, not misleading, or if during such period it is necessary or appropriate in the opinion of the Company or its counsel or the Representative or Underwriters’ Counsel to amend the Registration Statement or supplement the Final Prospectus (or if the Final Prospectus is not yet available to prospective purchasers, the Disclosure Package) in order to comply with the Securities Laws, the Company will promptly prepare and file with the Commission and furnish, at its own expense, to the Underwriters and the dealers and any other dealers upon request of the Representative, an amendment or supplement so that the statements in the Final Prospectus as so amended or supplemented will comply with applicable law and will not be misleading in the light of the circumstances under which they were made when the Final Prospectus is delivered to a prospective purchaser. Neither the Representative’s consent to, nor the Underwriters’ delivery of, any such amendment or supplement shall constitute a waiver of any of the conditions set forth in Section 6 hereof.

(d) As soon as practicable, the Company will make generally available to its security holders an earnings statement covering a period of at least 12 months beginning with the first fiscal quarter of the Company occurring after the date of this Agreement which will satisfy the provisions of Section 11(a) of the Securities Act and Rule 158 under the Securities Act.

(e) The Company will promptly deliver to the Representative and Underwriters’ Counsel a signed copy of the Registration Statement, as initially filed and all amendments thereto, including all consents and exhibits filed therewith, and will maintain in the Company’s files manually signed copies of such documents for at least five (5) years after the date of filing thereof. The Company will promptly deliver to each of the Underwriters such number of copies of any Preliminary Prospectus, the Prospectus, the Registration Statement, and all amendments of and supplements to such documents, if any, and all documents which are exhibits to the Registration Statement and Prospectus or any amendment thereof or supplement thereto, as the Representative may reasonably request. Prior to 10:00 a.m., New York time, on the Business Day next succeeding the date of this Agreement and from time to time thereafter, the Company will furnish the Underwriters with copies of the Prospectus in New York City in such quantities as the Representative may reasonably request in writing. Representative will make such request sufficiently in advance of such time to give the Company time to comply.

(f) The Company will arrange for the qualification of the Offered Securities for sale under the laws of such jurisdictions as the Representative designates and will continue such qualifications in effect so long as required for the distribution.

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(g) For the period specified below (the “Lock-Up Period”), the Company will not, directly or indirectly, take any of the following actions with respect to its shares of Common Stock, or any securities convertible into or exchangeable or exercisable for any of its Common Stock (“Lock-Up Securities”): (i) offer, sell, pledge, contract to sell or otherwise dispose of Lock-Up Securities, (ii) offer, sell, issue, contract to sell, contract to purchase or grant any option, right or warrant to purchase Lock-Up Securities, (iii) establish or increase a put equivalent position or liquidate or decrease a call equivalent position in Lock-Up Securities within the meaning of Section 16 of the Exchange Act or (iv) file with the Commission a registration statement under the Securities Act relating to Lock-Up Securities, other than (A) registration statements on Form S-8 relating to the issuance, vesting, exercise or settlement of equity awards granted or to be granted pursuant to any employee benefit plan or employment agreement described in the Final Prospectus or (B) registration statement(s) relating to any underwritten public offering of equity securities of the Company by the Company or (C) registration statement(s) on Form S-4; provided, however, that the Company shall be permitted during the Lock-Up Period to (1) sell the Offered Securities to be sold hereunder, (2) issue shares of Common Stock or the grant of options to purchase shares of Common Stock or restricted share units or other securities under the Company’s share incentive plans, as such plans may be amended from time to time, including any increases to shares issuable under such plans pursuant to “evergreen” provisions in such plans after a period of six (6) months from the Effective Date, (3) issue securities upon the exercise of an option or a warrant, the vesting of a restricted share unit or the conversion of a security, (4) issue any securities by the Company in connection with the Company’s acquisition of one or more businesses, products or technologies, joint ventures, commercial relationships or other strategic corporate transactions, (5) issue and sell equity securities in an underwritten public offering pursuant to the registration statement(s) described in clause (iv)(B) of this paragraph, provided that the purchase or underwriting agreement for any such issuance is executed no earlier than 150 days after the date of the Final Prospectus, (6) shares of Common Stock and warrants to purchase shares of Common Stock the Company is obliged to issue on a contractual basis based on contracts executed on or prior to the date of the Final Prospectus as described in the Final Prospectus and additional warrants as compensation to the Company’s contract sales organization, and (7) during the period from three (3) months from the Effective Date until six (6) months from the Effective Date, issue and sell equity securities by the Company pursuant to the At-the-Market Issuance Sales Agreement between the Company and MLV & Co. LLC dated April 2, 2014 at prices greater than the Purchase Price. The initial Lock-Up Period will commence on the date hereof and continue for 180 days after the date of the Final Prospectus or such earlier date that Maxim Group LLC acting on behalf of the Underwriters consents to in writing; provided, however, that if (x) during the last 17 days of the initial Lock-Up Period the Company releases earnings results or announces material news or a material event, or (y) prior to the expiration of the initial Lock-Up Period, the Company announces that it will release earnings results during the 15-day period following the last day of the initial Lock-Up Period, then in each case the Lock-Up Period will be automatically extended until the expiration of the 18-day period beginning on the date of release of the earnings results or the announcement of the material news or material event, as applicable, unless the Representative waives, in writing, such extension. The Company shall provide the Representative and each shareholder subject to the Lock-Up Period pursuant to the lock-up letters described in Section 6(h) with prior notice of any such announcement that gives rise to an extension of the initial Lock-up Period.

(h) The Company will use its best efforts to maintain the listing of the Offered Securities on the Trading Market.

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(i) If, during such period after the first date of the public offering of the Offered Securities as in the opinion of counsel for the Underwriters the Final Prospectus (or in lieu thereof the notice referred to in Rule 173(a) of the Securities Act) is required by law to be delivered in connection with sales by an Underwriter or dealer (the “Prospectus Delivery Period”), any event shall occur or condition exist as a result of which it is necessary to amend or supplement the Final Prospectus in order to make the statements therein, in the light of the circumstances when the Final Prospectus (or in lieu thereof the notice referred to in Rule 173(a) of the Securities Act) is delivered to a purchaser, not misleading, or if, in the opinion of counsel for the Underwriters, it is necessary to amend or supplement the Final Prospectus to comply with applicable law, forthwith to prepare, file with the Commission and furnish, at its own expense, to the Underwriters and to the dealers (whose names and addresses the Representative will furnish to the Company) to which Offered Securities may have been sold by the Representative on behalf of the Underwriters and to any other dealers upon reasonable request, either amendments or supplements to the Final Prospectus so that the statements in the Final Prospectus as so amended or supplemented will not, in the light of the circumstances when the Final Prospectus (or in lieu thereof the notice referred to in Rule 173(a) of the Securities Act) is delivered to a purchaser, be misleading or so that the Final Prospectus, as amended or supplemented, will comply with applicable law.

(j) Upon reasonable request of any Underwriter in writing, the Company will furnish, or cause to be furnished, to such Underwriter an electronic version of the Company’s patents, trademarks, service marks and corporate logo for use on the website, if any, operated by such Underwriter solely for the purpose of facilitating the offering of the Offered Securities.

(k) The Company agrees (A) to apply the net proceeds to the Company from the sale of the Offered Securities in the manner set forth under the heading “Use of Proceeds” in the Registration Statement, the Disclosure Package and the Final Prospectus and to file such reports with the Commission with respect to the sale of the Offered Securities and the application of the proceeds therefrom as may be required by Rule 463 under the Securities Act; (B) not to use the proceeds to pay principal on outstanding loans from officers, directors or stockholders other than as described in the Prospectus, (C) not to invest, or otherwise use the proceeds received by the Company from its sale of the Offered Securities in such a manner as would require the Company to register as an investment company under the Investment Company Act; and (D) not to, directly or indirectly, use the proceeds of the offering, or lend, contribute or otherwise make available such proceeds to any subsidiary, joint venture partner or other Person in any manner that will result in a violation of Sanctions (defined below) by any Person (including any Person participating in the offering, whether as underwriter, advisor, investor or otherwise). Except as disclosed in the Registration Statement, the Disclosure Package and the Final Prospectus, the Company does not have any material lending or other relationship with any bank or lending affiliate of any Underwriter. For purposes of clarity, the Company has an ongoing relationship with MLV & Co. LLC and the Company agreed to pay compensation to Dawson James in the event the Company sells the shares of Ruthigen that it currently holds.

(l) The Company will comply with and will require the Company’s directors and executive officers, in their capacities as such, to comply with all applicable Securities Laws, rules and regulations, including, without limitation, the Sarbanes-Oxley Act.

(m) With the prior written consent of the Company, the Representative acting on behalf of the Underwriters may release or waive the restrictions set forth in a lock-up letter described in Section 6(h) for any party thereunder. If the Representative, with prior written consent of the Company, agrees to release or waive the restrictions set forth in a lock-up letter described in Section 6(h) hereof for an officer or director of the Company and provide the Company with notice of the impending release or waiver at least three Business Days before the effective date of the release or waiver, the Company agrees to announce the impending release or waiver by a press release substantially in the form of Exhibit B hereto through a major news service at least two Business Days before the effective date of the release or waiver.

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(n) The Company agrees not to, at any time at or after the execution of this Agreement, directly or indirectly, offer or sell any Offered Securities by means of any “prospectus” (within the meaning of the Securities Act), or use any “prospectus” (within the meaning of the Securities Act) in connection with the offer or sale of the Offered Securities, in each case other than the Final Prospectus.

(o) The Company consents to the use and delivery of the Preliminary Prospectus by the Underwriters in accordance with Rule 430 and Section 5(b) of the Securities Act.

(p) If the Company fails to maintain the listing of its shares of Common Stock or Warrants on the Trading Market, for a period of three (3) years from the Effective Date, the Company, at its expense, shall obtain and keep current a listing in the Standard & Poor’s Corporation Records Services or the Moody’s Industrial Manual; provided that Moody’s OTC Industrial Manual is not sufficient for these purposes.

(q) During the period of three (3) years from the Effective Date, the Company will make available to the Representative copies of all reports or other communications (financial or other) furnished to security holders or from time to time published or publicly disseminated by the Company, and will deliver to the Representative: (i) as soon as they are available, copies of any reports, financial statements and proxy or information statements furnished to or filed with the Commission or any national securities exchange on which any class of securities of the Company is listed; and (ii) such additional information concerning the business and financial condition of the Company as the Representative may from time to time reasonably request (such financial information to be on a consolidated basis to the extent the accounts of the Company and the Subsidiaries are consolidated in reports furnished to its security holders generally or to the Commission); provided, that any such item which is available on the EDGAR system (or successor thereto) need not be furnished in physical form.

(r) The Company will not issue press releases or engage in any other publicity, without the Representative’s prior written consent, for a period ending at 5:00 p.m. Eastern time on the first Business Day following the forty-fifth (45th) day following the later of the Closing Date or the completion of the distribution of the Securities within the meaning of the Securities Act, other than normal and customary releases issued in the ordinary course of the Company’s business, or as required by law.

(s) As of the Closing, the Company shall continue to engage a financial public relations firm reasonably acceptable to the Representative, which firm shall be experienced in assisting issuers in public offering of securities and in their relations with their security holders, and continuing to retain such firm for a period of two (2) years following the Closing.

(t) The Company shall continue to retain a transfer agent and shall retain a warrant agent (the “Warrant Agent”) reasonably acceptable to the Representative for a period of three (3) years following the Closing Date.

(u) For so long as the Warrants are outstanding, the Company shall maintain the Warrant Agreement in full force and effect with the Warrant Agent.

(v) The Company, during the period when the Final Prospectus is required to be delivered under the Securities Act or the Exchange Act, will file all documents required to be filed with the Commission pursuant to the Securities Act, the Exchange Act and the Rules and Regulations within the time periods required thereby.

(w) The Company will use its best efforts to do and perform all things required to be done or performed under this Agreement by the Company prior to the Closing Date, and to satisfy all conditions precedent to the delivery of the Securities.

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(x) The Company will not take, and will cause its affiliates not to take, directly or indirectly, any action which constitutes or is designed to cause or result in, or which could reasonably be expected to constitute, cause or result in, the stabilization or manipulation of the price of any security to facilitate the sale or resale of the Securities.

(y) The Company shall cause to be prepared and delivered to the Representative, at its expense, within one (1) Business Day from the effective date of this Agreement, an Electronic Prospectus to be used by the Underwriters in connection with the Offering. As used herein, the term “Electronic Prospectus” means a form of prospectus, and any amendment or supplement thereto, that meets each of the following conditions: (i) it shall be encoded in an electronic format, satisfactory to the Representative, that may be transmitted electronically by the other Underwriters to offerees and purchasers of the Offered Securities for at least the period during which a Prospectus relating to the Securities is required to be delivered under the Securities Act; (ii) it shall disclose the same information as the paper prospectus and prospectus filed pursuant to EDGAR, except to the extent that graphic and image material cannot be disseminated electronically, in which case such graphic and image material shall be replaced in the electronic prospectus with a fair and accurate narrative description or tabular representation of such material, as appropriate; and (iii) it shall be in or convertible into a paper format or an electronic format, satisfactory to the Representative, that will allow recipients thereof to store and have continuously ready access to the prospectus at any future time, without charge to such recipients (other than any fee charged for subscription to the Internet as a whole and for on-line time).

(z) The Company shall maintain, for a period of no less than three (3) years from the Closing Date, a liability insurance policy affording no less than $5 million in coverage for the acts of its officers and directors.

6.          Conditions of Underwriters’ Obligations. The obligations of the Underwriters to purchase and pay for the Firm Securities or Option Securities, as the case may be, as provided herein shall be subject to: (i) the accuracy of the representations and warranties of the Company herein contained, as of the date hereof and as of the Closing Date, (ii) the absence from any certificates, opinions, written statements or letters furnished to the Representative or to Underwriters’ Counsel pursuant to this Section 6 of any misstatement or omission, (iii) the performance by the Company of its obligations under the Transaction Documents, and (iv) each of the following additional conditions. For purposes of this Section 6, the terms “Closing Date” and “Closing” shall refer to the Closing Date for the Firm Securities or Option Securities, as the case may be, and each of the foregoing and following conditions must be satisfied as of each Closing.

(a) The Registration Statement shall have become effective and all necessary regulatory or listing approvals shall have been received not later than 5:30 p.m., New York time, on the date of this Agreement, or at such later time and date as shall have been consented to in writing by the Representative. If the Company shall have elected to rely upon Rule 430A under the Securities Act, the Prospectus shall have been filed with the Commission in a timely fashion in accordance with the terms hereof and a form of the Prospectus containing information relating to the description of the Securities and the method of distribution and similar matters shall have been filed with the Commission pursuant to Rule 424(b) within the applicable time period; and, at or prior to the Closing Date or the actual time of the Closing, no stop order suspending the effectiveness of the Registration Statement or any part thereof, or any amendment thereof, nor suspending or preventing the use of the Prospectus, shall have been issued; no proceedings for the issuance of such an order shall have been initiated or threatened; any request of the Commission for additional information (to be included in the Registration Statement, the Disclosure Package, the Prospectus or otherwise) shall have been complied with to the Representative’s satisfaction; and FINRA shall have raised no objection to the fairness and reasonableness of the underwriting terms and arrangements.

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(b) The Representative shall not have reasonably determined, and advised the Company, that the Registration Statement, the Disclosure Package or the Final Prospectus, or any amendment thereof or supplement thereto, contains an untrue statement of fact which, in the Representative’s reasonable opinion, is material, or omits to state a fact which, in the Representative’s reasonable opinion, is material and is required to be stated therein or necessary to make the statements therein not misleading.

(c) The Representative shall have received the favorable written opinion (and as to the Option Closing Date, if any, a bring-down opinion), including, without limitation, a negative assurance letter of Trombly Business Law, PC, the legal counsel for the Company, dated as of the Closing Date addressed to the Underwriters relating to corporate and securities matters in the form attached hereto as Annex III.

(d) The Representative shall have received the written opinion and negative assurance statement of Jim Schutz, for the Company, dated as of the Closing Date, addressed to the Representative relating to regulatory matters, in a customary form reasonably satisfactory to the Representative and Underwriters’ Counsel.

(e) The Representative shall have received a certificate of the Chief Executive Officer and Chief Financial Officer of the Company, dated as of each Closing Date, to the effect that the signers of such certificate have carefully examined the Registration Statement, Disclosure Package and Prospectus and any amendment or supplement thereto, as well as each Bona Fide Electronic Road Show used in connection with the Offering of the Securities, and this Agreement and that: (i) the condition set forth in subsection (a) of this Section 6 has been satisfied, (ii) as of the date hereof and as of the applicable Closing Date, the representations and warranties of the Company set forth in Section 4 hereof are accurate, (iii) as of the applicable Closing Date, all agreements, conditions and obligations of the Company to be performed or complied with hereunder on or prior thereto have been duly performed or complied with, (iv) the Company has not sustained any material loss or interference with its business, whether or not covered by insurance, or from any labor dispute or disruption or any legal or governmental proceeding, (v) no stop order suspending the effectiveness of the Registration Statement or any post-effective amendment thereof has been issued and no proceedings therefor have been initiated or threatened by the Commission, (vi) there are no pro forma or as adjusted financial statements that are required to be included or incorporated by reference in the Registration Statement, Disclosure Package and Final Prospectus pursuant to the Rules and Regulations which are not so included or incorporated by reference, and (vii) subsequent to the respective dates as of which information is given in the Registration Statement, Disclosure Package and Prospectus there has not been any Material Adverse Change or any event that is reasonably likely to result in a Material Adverse Change, whether or not arising from transactions in the ordinary course of business.

(f) On the date of this Agreement and on the Closing Date, the Representative shall have received a “comfort” letter from Marcum LLP (and as to any Option Closing Date, a bring-down letter) as of the date of delivery and addressed to the Underwriters and in form and substance satisfactory to the Representative and Underwriters’ Counsel, confirming that they are independent certified public accountants with respect to the Company within the meaning of the Securities Act and the Rules and Regulations and the applicable rules and regulations adopted by the PCAOB, and stating, as of the date of delivery (or, with respect to matters involving changes or developments since the respective dates as of which specified financial information is given in the Prospectus, as of a date not more than five (5) days prior to the date of such letter), the conclusions and findings of such firm with respect to the financial information and other matters relating to the Registration Statement covered by such letter.

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(g) Subsequent to the execution and delivery of this Agreement or, if earlier, the dates as of which information is given in the Registration Statement (exclusive of any post-effective amendment thereof) and the Prospectus (exclusive of any supplement thereto), there shall not have been any material change in the capital stock or long-term debt of the Company or any change or development involving a change, whether or not arising from transactions in the ordinary course of business, in the business, condition (financial or otherwise), results of operations, shareholders’ equity, properties or prospects of the Company, including but not limited to any negative developments between the Company and the FDA or the occurrence of any fire, flood, storm, explosion, accident, act of war or terrorism or other calamity, the effect of which, in any such case described above, is, in the sole judgment of the Representative, so material and adverse as to make it impracticable or inadvisable to proceed with the Offering on the terms and in the manner contemplated in the Prospectus (exclusive of any supplement).

(h) The Representative shall have received a lock-up agreement from each party listed on Annex I (each, a “Lock-Up Party”), duly executed by the applicable Lock-Up Party, in each case substantially in the form attached as Annex II.

(i) The Common Stock and Warrants are registered under the Exchange Act and, as of the Closing Date, the Shares and Warrants shall be listed and admitted and authorized for trading on the Trading Market and satisfactory evidence of such action shall have been provided to the Representative. The Company shall have taken no action designed to, or likely to have the effect of terminating the registration of the Common Stock or Warrants under the Exchange Act or delisting or suspending from trading the Common Stock or Warrants from the Trading Market, nor has the Company received any information suggesting that the Commission or the Trading Market is contemplating terminating such registration or listing. The Shares, the Warrants, the Representative’s Warrants and shares of Common Stock underlying the Warrants and the Representative’s Warrants shall be DTC eligible.

(j) FINRA shall have confirmed that it has not raised any objection with respect to the fairness and reasonableness of the underwriting terms and arrangements. In addition, the Company shall, if requested by the Representative, make or authorize the Underwriters’ Counsel to make on the Company’s behalf, an Issuer Filing with the FINRA Corporate Financing Department pursuant to FINRA Rule 2710 with respect to the Registration Statement and pay all filing fees required in connection therewith.

(k) No action shall have been taken and no statute, rule, regulation or order shall have been enacted, adopted or issued by any federal, state or foreign governmental or regulatory authority that would, as of the Closing Date, prevent the issuance or sale of the Securities; and no injunction or order of any federal, state or foreign court shall have been issued that would, as of the Closing Date, prevent the issuance or sale of the Securities or materially and adversely affect or potentially materially and adversely affect the business or operations of the Company.

(l) The Company shall have furnished the Underwriters and Underwriters’ Counsel with such other certificates, opinions or other documents as they may have reasonably requested.

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(m) Prior to the Closing, the Company shall have procured and shall covenant to maintain “key man” life insurance (in amounts set forth in the Prospectus and with the Company as the sole beneficiary thereof) with an insurer rated at least AA or better in the most recent edition of “Best’s Life Reports” on the lives of to be determined executive officer or officers of the Company.

(n) The Company shall have delivered to the Representative or its designees the Representative’s Warrant, duly executed by the Company.

If any of the conditions specified in this Section 6 shall not have been fulfilled when and as required by this Agreement, or if any of the certificates, opinions, written statements or letters furnished to the Representative or to Underwriters’ Counsel pursuant to this Section 6 shall not be reasonably satisfactory in form and substance to the Representative and to Underwriters’ Counsel, all obligations of the Underwriters hereunder may be cancelled by the Representative at, or at any time prior to, the consummation of the Closing. Notice of such cancellation shall be given to the Company in writing or by telephone. Any such telephone notice shall be confirmed promptly thereafter in writing.

7.           Indemnification.

(a) The Company agrees to indemnify and hold harmless each of the Underwriters and each Person, if any, who controls each Underwriter within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act, against any losses, liabilities, claims, damages and expenses whatsoever as incurred (including but not limited to reasonable attorneys’ fees and any and all expenses whatsoever incurred in investigating, preparing or defending against any litigation, commenced or threatened, or any claim whatsoever, and any and all amounts paid in settlement of any claim or litigation), joint or several, to which they or any of them may become subject under the Securities Act, the Exchange Act or otherwise, insofar as such losses, liabilities, claims, damages or expenses (or actions in respect thereof) arise out of or are based upon (i) an untrue statement or alleged untrue statement of a material fact contained in (A) the Registration Statement, including the information deemed to be a part of the Registration Statement at the time of effectiveness and at any subsequent time pursuant to Rules 430A and 430B of the Rules and Regulations, the Disclosure Package, the Prospectus, or any amendment or supplement thereto (including any documents filed under the Exchange Act and deemed to be incorporated by reference into the Prospectus), (B) any materials or information provided to investors by, or with the approval of, the Company in connection with the marketing of the offering of the Securities (“Marketing Materials”), including any road show or investor presentations made to investors by the Company (whether in person or electronically) or (C) any reports filed by the Company under the Exchange Act (the “SEC Reports”) or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and will reimburse such indemnified party for any legal or other expenses reasonably incurred by it in connection with investigating or defending against such loss, claim, damage, liability or action; or (ii) in whole or in part upon any inaccuracy in the representations and warranties of the Company contained herein; or (iii) in whole or in part upon any failure of the Company to perform its obligations under each of the Transaction Documents to which it is a party or under law; provided, however, that the Company shall not be liable in any such case to the extent that any such loss, claim, damage, liability or action arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission made in the Registration Statement, any Preliminary Prospectus, the Disclosure Package, the Prospectus, or any such amendment or supplement, or in any Marketing Materials or in any SEC Report, in reliance upon and in conformity with the Underwriters’ Information.

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(b) Each Underwriter, severally and not jointly, shall indemnify and hold harmless the Company, each of the directors of the Company, each of the officers of the Company who shall have signed the Registration Statement, and each other Person, if any, who controls the Company within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act, against any losses, liabilities, claims, damages and expenses whatsoever as incurred (including but not limited to attorneys’ fees and any and all expenses whatsoever incurred in investigating, preparing or defending against any litigation, commenced or threatened, or any claim whatsoever, and any and all amounts paid in settlement of any claim or litigation), joint or several, to which they or any of them may become subject under the Securities Act, the Exchange Act or otherwise, insofar as such losses, liabilities, claims, damages or expenses (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement, as originally filed or any amendment thereof, or any related Preliminary Prospectus or the Prospectus, or in any amendment thereof or supplement thereto, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, in each case to the extent, but only to the extent, that any such loss, liability, claim, damage or expense arises out of or is based upon any such untrue statement or alleged untrue statement or omission or alleged omission made therein in reliance upon and in conformity with the Underwriters’ Information; provided, however, that in no case shall any Underwriter be liable or responsible for any amount in excess of the underwriting discount applicable to the Securities to be purchased by such Underwriter hereunder. The parties agree that such information provided by or on behalf of any Underwriter through the Representative consists solely of the material referred to in the last sentence of Section 4(b) of this Agreement.

(c) Promptly after receipt by an indemnified party under subsection (a) or (b) above of notice of any claims or the commencement of any action, such indemnified party shall, if a claim in respect thereof is to be made against the indemnifying party under such subsection, notify each party against whom indemnification is to be sought in writing of the claim or the commencement thereof (but the failure so to notify an indemnifying party shall not relieve the indemnifying party from any liability which it may have under this Section 7 to the extent that it is not materially prejudiced as a result thereof and in any event shall not relieve it from any liability that such indemnifying party may have otherwise than on account of the indemnity agreement hereunder). In case any such claim or action is brought against any indemnified party, and it notifies an indemnifying party of the commencement thereof, the indemnifying party will be entitled to participate, at its own expense in the defense of such action, and to the extent it may elect by written notice delivered to the indemnified party promptly after receiving the aforesaid notice from such indemnified party, to assume the defense thereof with counsel satisfactory to such indemnified party; provided however, that counsel to the indemnifying party shall not (except with the written consent of the indemnified party) also be counsel to the indemnified party. Notwithstanding the foregoing, the indemnified party or parties shall have the right to employ its or their own counsel in any such case, but the fees and expenses of such counsel shall be at the expense of such indemnified party or parties unless (i) the employment of such counsel shall have been authorized in writing by one of the indemnifying parties in connection with the defense of such action, (ii) the indemnifying parties shall not have employed counsel to have charge of the defense of such action within a reasonable time after notice of commencement of the action, (iii) the indemnifying party does not diligently defend the action after assumption of the defense, or (iv) such indemnified party or parties shall have reasonably concluded that there may be defenses available to it or them which are different from or additional to those available to one or all of the indemnifying parties (in which case the indemnifying parties shall not have the right to direct the defense of such action on behalf of the indemnified party or parties), in any of which events such fees and expenses shall be borne by the indemnifying parties. No indemnifying party shall, without the prior written consent of the indemnified parties, effect any settlement or compromise of, or consent to the entry of judgment with respect to, any pending or threatened claim, investigation, action or proceeding in respect of which indemnity or contribution may be or could have been sought by an indemnified party under this Section 7 or Section 8 hereof (whether or not the indemnified party is an actual or potential party thereto), unless (x) such settlement, compromise or judgment (i) includes an unconditional release of the indemnified party from all liability arising out of such claim, investigation, action or proceeding and (ii) does not include a statement as to or an admission of fault, culpability or any failure to act, by or on behalf of the indemnified party, and (y) the indemnifying party confirms in writing its indemnification obligations hereunder with respect to such settlement, compromise or judgment.

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8.           Contribution. In order to provide for contribution in circumstances in which the indemnification provided for in Section 7 is for any reason held to be unavailable from any indemnifying party or is insufficient to hold harmless a party indemnified thereunder, the Company and the Underwriters shall contribute to the aggregate losses, claims, damages, liabilities and expenses of the nature contemplated by such indemnification provision (including any investigation, legal and other expenses incurred in connection with, and any amount paid in settlement of, any action, suit or proceeding or any claims asserted, but after deducting in the case of losses, claims, damages, liabilities and expenses suffered by the Company, any contribution received by the Company from Persons, other than the Underwriters, who may also be liable for contribution, including Persons who control the Company within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act, officers of the Company who signed the Registration Statement and directors of the Company) as incurred to which the Company and one or more of the Underwriters may be subject, in such proportions as is appropriate to reflect the relative benefits received by the Company and the Underwriters from the Offering or, if such allocation is not permitted by applicable law, in such proportions as are appropriate to reflect not only the relative benefits referred to above but also the relative fault of the Company and the Underwriters in connection with the statements or omissions which resulted in such losses, claims, damages, liabilities or expenses, as well as any other relevant equitable considerations. The relative benefits received by the Company and the Underwriters shall be deemed to be in the same proportion as (x) the total proceeds from the Offering (net of underwriting discounts and commissions but before deducting expenses) received by the Company bears to (y) the underwriting discount or commissions received by the Underwriters, in each case as set forth in the table on the cover page of the Prospectus. The relative fault of each of the Company and of the Underwriters shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Company or the Underwriters and the parties’ relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. The Company and the Underwriters agree that it would not be just and equitable if contribution pursuant to this Section 8 were determined by pro rata allocation (even if the Underwriters were treated as one entity for such purpose) or by any other method of allocation which does not take account of the equitable considerations referred to above in this Section. The aggregate amount of losses, liabilities, claims, damages and expenses incurred by an indemnified party and referred to above in this Section 8 shall be deemed to include any legal or other expenses reasonably incurred by such indemnified party in investigating, preparing or defending against any litigation, or any investigation or proceeding by any judicial, regulatory or other legal or governmental agency or body, commenced or threatened, or any claim whatsoever based upon any such untrue or alleged untrue statement or omission or alleged omission. Notwithstanding the provisions of this Section 8: (i) no Underwriter shall be required to contribute any amount in excess of the amount by which the discounts and commissions applicable to the Securities underwritten by it and distributed to the public exceeds the amount of any damages which such Underwriter has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission and (ii) no Person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any Person who was not guilty of such fraudulent misrepresentation. For purposes of this Section 8, each Person, if any, who controls an Underwriter within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act shall have the same rights to contribution as such Underwriter, and each Person, if any, who controls the Company within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act, each officer of the Company who shall have signed the Registration Statement and each director of the Company shall have the same rights to contribution as the Company, subject in each case to clauses (i) and (ii) of the immediately preceding sentence. Any party entitled to contribution will, promptly after receipt of notice of commencement of any action, suit or proceeding against such party in respect of which a claim for contribution may be made against another party or parties, notify each party or parties from whom contribution may be sought, but the omission to so notify such party or parties shall not relieve the party or parties from whom contribution may be sought from any obligation it or they may have under this Section 8 or otherwise. The obligations of the Underwriters to contribute pursuant to this Section 8 are several in proportion to the respective number of Securities to be purchased by each of the Underwriters hereunder and not joint.

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9.           Underwriter Default.

(a) If any Underwriter or Underwriters shall default in its or their obligation to purchase the Shares and Warrants, and if the securities with respect to which such default relates (the “Default Securities”) do not (after giving effect to arrangements, if any, made by the Representative pursuant to subsection (b) below) exceed in the aggregate 10% of the number of Shares and Warrants, each non-defaulting Underwriter, acting severally and not jointly, agrees to purchase from the Company that number of Default Securities that bears the same proportion of the total number of Default Securities then being purchased as the number of Shares and Warrants set forth opposite the name of such Underwriter on Schedule A hereto bears to the aggregate number of Shares and Warrants set forth opposite the names of the non-defaulting Underwriters, subject, however, to such adjustments to eliminate fractional shares as the Representative in its sole discretion shall make.

(b) In the event that the aggregate number of Default Securities exceeds 10% of the number of Shares and Warrants, the Representative may in its discretion arrange for itself or for another party or parties (including any non-defaulting Underwriter or Underwriters who so agree) to purchase the Default Securities on the terms contained herein. In the event that within five (5) calendar days after such a default the Representative does not arrange for the purchase of the Default Securities as provided in this Section 9, this Agreement shall thereupon terminate, without liability on the part of the Company with respect thereto (except in each case as provided in Sections 5, 7, 8, 9 and 11(d)) or the Underwriters, but nothing in this Agreement shall relieve a defaulting Underwriter or Underwriters of its or their liability, if any, to the other Underwriters and the Company for damages occasioned by its or their default hereunder.

(c) In the event that any Default Securities are to be purchased by the non-defaulting Underwriters, or are to be purchased by another party or parties as aforesaid, the Representative or the Company shall have the right to postpone the Closing Date for a period, not exceeding five (5) Business Days, in order to effect whatever changes may thereby be necessary in the Registration Statement or the Prospectus or in any other documents and arrangements, and the Company agrees to file promptly any amendment or supplement to the Registration Statement or the Prospectus which, in the reasonable opinion of Underwriters’ Counsel, may thereby be made necessary or advisable. The term “Underwriter” as used in this Agreement shall include any party substituted under this Section 9 with like effect as if it had originally been a party to this Agreement with respect to such Shares and Warrants.

10.         Survival of Representations and Agreements. All representations and warranties, covenants and agreements of the Company and the Underwriters contained in this Agreement or in certificates of officers of the Company submitted pursuant hereto, including the agreements contained in Section 3, the indemnity agreements contained in Section 7 and the contribution agreements contained in Section 8 hereof, shall remain operative and in full force and effect regardless of any investigation made by or on behalf of any Underwriter or any controlling Person thereof or by or on behalf of the Company, any of its officers and directors or any controlling Person thereof, and shall survive delivery of and payment for the Securities to and by the Underwriters. The covenants and agreements contained in Sections 3, 7, 8, this Section 10 and Sections 13 and 14 hereof shall survive any termination of this Agreement, including termination pursuant to Section 9 or 11 hereof. The representations and covenants contained in Sections 4 and 5 hereof shall survive termination of this Agreement if any Shares and Warrants are purchased pursuant to this Agreement.

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11.         Effective Date of Agreement; Termination.

(a) This Agreement shall become effective upon the later of: (i) receipt by the Representative and the Company of notification of the effectiveness of the Registration Statement or (ii) the execution of this Agreement. Notwithstanding any termination of this Agreement, the provisions of this Section 11 and of Sections 3, 7, 8, 10, 13 and 14, inclusive, shall remain in full force and effect at all times after the execution hereof. If this Agreement is terminated after any Shares and Warrants have been purchased hereunder, the provisions of Sections 3 and 4 hereof shall survive termination of this Agreement.

(b) The Representative shall have the right to terminate this Agreement at any time prior to the consummation of the Closing if: (i) any domestic or international event or act or occurrence has materially disrupted, or in the opinion of the Representative will in the immediate future materially disrupt, the market for the Company’s securities or securities in general; or (ii) trading on the Trading Market shall have been suspended or been made subject to material limitations, or minimum or maximum prices for trading shall have been fixed, or maximum ranges for prices for securities shall have been required, on the Trading Market or by order of the Commission, FINRA or any other governmental authority having jurisdiction; or (iii) a banking moratorium has been declared by any state or federal authority or if any material disruption in commercial banking or securities settlement or clearance services shall have occurred; or (iv) (A) there shall have occurred any outbreak or escalation of hostilities or acts of terrorism involving the United States or there is a declaration of a national emergency or war by the United States or (B) there shall have been any other calamity or crisis or any change in political, financial or economic conditions if the effect of any such event in (A) or (B), in the judgment of the Representative, is so material and adverse that such event makes it impracticable or inadvisable to proceed with the offering, sale and delivery of the Shares and Warrants on the terms and in the manner contemplated by the Prospectus (exclusive of any amendment or supplement thereto).

(c) Any notice of termination pursuant to this Section 11 shall be in writing.

(d) If this Agreement shall be terminated pursuant to any of the provisions hereof (other than pursuant to Sections 9(b), 11(b)(i) relating to disruptions in the market for non-Company securities, 11(b)(ii) or 11(b)(iii) hereof), or if the sale of the Securities provided for herein is not consummated because any condition to the obligations of the Underwriters set forth herein is not satisfied or because of any refusal, inability or failure on the part of the Company to perform any agreement herein or comply with any provision hereof, the Company will, subject to demand by the Representative, reimburse the Underwriters for only those out-of-pocket expenses (not to exceed $125,000, which amount includes the reasonable fees and expenses of their counsel up to $100,000), actually incurred by the Underwriters in connection herewith, less any Advance previously paid by the Company.

12.         Notices. All communications hereunder, except as may be otherwise specifically provided herein, shall be in writing, and:

(a) if sent to the Representative or any Underwriter, shall be mailed, delivered, or faxed and confirmed in writing, to Maxim Group LLC, 405 Lexington Avenue, New York, New York 10174, Attention: Clifford A. Teller, Executive Managing Director of Investment Banking, with a copy to Underwriters’ Counsel at Ellenoff Grossman & Schole LLP, 1345 Avenue of the Americas, 11th Floor, New York, New York 10105, Attention: Barry I. Grossman, Esq.; and

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(b) if sent to the Company, shall be mailed, delivered, or faxed and confirmed in writing to the Company and its counsel at the addresses set forth in the Registration Statement;

 provided, however, that any notice to an Underwriter pursuant to Section 7 shall be delivered or sent by mail or facsimile transmission to such Underwriter at its address set forth in its acceptance facsimile to the Representative, which address will be supplied to any other party hereto by the Representative upon request. Any such notices and other communications shall take effect at the time of receipt thereof.

13.         Parties; Limitation of Relationship. This Agreement shall inure solely to the benefit of, and shall be binding upon, the Underwriters, the Company and the controlling Persons, directors, officers, employees and agents referred to in Sections 7 and 8 hereof, and their respective successors and assigns, and no other Person shall have or be construed to have any legal or equitable right, remedy or claim under or in respect of or by virtue of this Agreement or any provision herein contained. This Agreement and all conditions and provisions hereof are intended to be for the sole and exclusive benefit of the parties hereto and said controlling Persons and their respective successors, officers, directors, heirs and legal representative, and it is not for the benefit of any other Person. The term “successors and assigns” shall not include a purchaser, in its capacity as such, of Securities from any of the Underwriters.

14.         Governing Law. This Agreement shall be deemed to have been executed and delivered in New York and both this Agreement and the transactions contemplated hereby shall be governed as to validity, interpretation, construction, effect, and in all other respects by the laws of the State of New York, without regard to the conflicts of laws principals thereof (other than Section 5-1401 of The New York General Obligations Law). Each of the Underwriters and the Company: (a) agrees that any legal suit, action or proceeding arising out of or relating to this Agreement and/or the transactions contemplated hereby shall be instituted exclusively in the Supreme Court of the State of New York, New York County, or in the United States District Court for the Southern District of New York, (b) waives any objection which it may have or hereafter to the venue of any such suit, action or proceeding, and (c) irrevocably consents to the jurisdiction of Supreme Court of the State of New York, New York County, or in the United States District Court for the Southern District of New York in any such suit, action or proceeding. Each of the Underwriters and the Company further agrees to accept and acknowledge service of any and all process which may be served in any such suit, action or proceeding in the Supreme Court of the State of New York, New York County, or in the United States District Court for the Southern District of New York and agrees that service of process upon the Company mailed by certified mail to the Company’s address or delivered by Federal Express via overnight delivery shall be deemed in every respect effective service of process upon the Company, in any such suit, action or proceeding, and service of process upon the Underwriters mailed by certified mail to the Underwriters’ address or delivered by Federal Express via overnight delivery shall be deemed in every respect effective service process upon the Underwriter, in any such suit, action or proceeding. THE COMPANY (ON BEHALF OF ITSELF AND, TO THE FULLEST EXTENT PERMITTED BY LAW, ON BEHALF OF ITS RESPECTIVE EQUITY HOLDERS AND CREDITORS) HEREBY WAIVE ANY RIGHT THEY MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY CLAIM BASED UPON, ARISING OUT OF OR IN CONNECTION WITH THIS AGREEMENT AND THE TRANSACTIONS CONTEMPLATED BY THIS AGREEMENT, THE REGISTRATION STATEMENT, DISCLOSURE PACKAGE AND PROSPECTUS.

15.        Entire Agreement. This Agreement, together with the schedules and annexes attached hereto and as the same may be amended from time to time in accordance with the terms hereof, contains the entire agreement among the parties hereto relating to the subject matter hereof and supersedes any prior agreements or understandings among or between the parties hereto, including the Letter of Engagement dated September 30, 2014 relating to the Offering (except as specifically set forth therein).

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16.        Severability. If any term or provision of this Agreement or the performance thereof shall be invalid or unenforceable to any extent, such invalidity or unenforceability shall not affect or render invalid or unenforceable any other provision of this Agreement and this Agreement shall be valid and enforced to the fullest extent permitted by law.

17.        Amendment. This Agreement may only be amended by a written instrument executed by each of the parties hereto.

18.        Waiver, etc. The failure of any of the parties hereto to at any time enforce any of the provisions of this Agreement shall not be deemed or construed to be a waiver of any such provision, nor to in any way effect the validity of this Agreement or any provision hereof or the right of any of the parties hereto to thereafter enforce each and every provision of this Agreement. No waiver of any breach, non-compliance or non-fulfillment of any of the provisions of this Agreement shall be effective unless set forth in a written instrument executed by the party or parties against whom or which enforcement of such waiver is sought; and no waiver of any such breach, non-compliance or non-fulfillment shall be construed or deemed to be a waiver of any other or subsequent breach, non-compliance or non-fulfillment.

19.        No Fiduciary Relationship. The Company hereby acknowledges that the Underwriters are acting solely as underwriters in connection with the Offering. The Company further acknowledges that the Underwriters are acting pursuant to a contractual relationship created solely by this Agreement entered into on an arm’s length basis and in no event do the parties intend that the Underwriters act or be responsible as a fiduciary to the Company, its management, shareholders, creditors or any other person in connection with any activity that the Underwriters may undertake or have undertaken in furtherance of the Offering, either before or after the date hereof. The Underwriters hereby expressly disclaim any fiduciary or similar obligations to the Company, either in connection with the transactions contemplated by this Agreement or any matters leading up to such transactions, and the Company hereby confirms its understanding and agreement to that effect. The Company hereby further confirms its understanding that no Underwriter has assumed an advisory or fiduciary responsibility in favor of the Company with respect to the Offering contemplated hereby or the offering process leading thereto, including any negotiation related to the pricing of the Securities; and the Company has consulted its own legal and financial advisors to the extent it has deemed appropriate in connection with this Agreement and the Offering. The Company and the Underwriters agree that they are each responsible for making their own independent judgments with respect to any such transactions, and that any opinions or views expressed by the Underwriters to the Company regarding such transactions, including but not limited to any opinions or views with respect to the price or market for the Company’s securities, do not constitute advice or recommendations to the Company. The Company hereby waives and releases, to the fullest extent permitted by law, any claims that the Company may have against the Underwriters with respect to any breach or alleged breach of any fiduciary or similar duty to the Company in connection with the transactions contemplated by this Agreement or any matters leading up to such transactions.

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20.         Counterparts. This Agreement may be executed in any number of counterparts, each of which shall be deemed to be an original, but all such counterparts shall together constitute one and the same instrument. Delivery of a signed counterpart of this Agreement by facsimile transmission shall constitute valid and sufficient delivery thereof.

21.         Headings. The headings herein are inserted for convenience of reference only and are not intended to be part of, or to affect the meaning or interpretation of, this Agreement.

22.        Time is of the Essence. Time shall be of the essence of this Agreement. As used herein, the term “Business Day” shall mean any day other than a Saturday, Sunday or any day on which the major stock exchanges in New York, New York are not open for business.

[Signature Pages Follow]

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If the foregoing correctly sets forth your understanding, please so indicate in the space provided below for that purpose, whereupon this letter shall constitute a binding agreement among us.

Very truly yours,

OCULUS INNOVATIVE SCIENCES, INC.

By:
Name: Jim Schutz
Title: President and Chief Executive Officer

Accepted by the Representative, acting for themselves and as

Representative of the Underwriters named on Schedule A attached hereto,

as of the date first written above:

MAXIM GROUP LLC

By:
Name: Clifford A. Teller
Title: Executive Managing Director, Investment Banking

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SCHEDULE A

Name of Underwriter	Number of Firm Shares	Number of Warrants
Maxim Group LLC	[___]	[___]
Dawson James Securities, Inc.	[___]	[___]
Total	5,750,000	4,312,500

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SCHEDULE B

Disclosure Package Materials

NONE

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ANNEX I

List of Lock-Up Parties

Jim Schutz

Robert Miller

Bruce Thornton

Sharon Barbari

Jay Birnbaum

Russell Harrison

Jerry McLaughlin

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ANNEX II

Form of Lock-Up Agreement

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ANNEX III

Form of Legal Opinion

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EXHIBIT B

Press Release

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